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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  February 17, 1995                 Commission File Number 1-2979



                               NORWEST CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                             41-0449260
- -------------------------------                             --------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota           55479            (612) 667-1234
- -------------------------------    ----------     -------------------
(Address of principal executive    (Zip Code)     (Registrant's telephone
offices)                                          number, including area code)

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     Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     4(a)      Form of Distribution Agreement.

     4(b)      Form of Fixed Rate Medium-Term Note.

     4(c)      Form of Floating Rate Medium-Term Note.

     4(d) Form of Calculation Agent Agreement between the Corporation and Norwest Bank Minnesota, N.A.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORWEST CORPORATION
                                     Registrant



Dated:  February 17, 1995          By /s/ Charles D. White
                                     _________________________________________
                                     Charles D. White, Senior Vice President
                                     and Treasurer


















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                               NORWEST CORPORATION


                                INDEX TO EXHIBITS



                                                                    Form of
Exhibit No.  Exhibit                                                Filing
- -----------  -------                                                ------

4(a)         Form of Distribution Agreement  . . . . . . . . .   Electronic
                                                                 Transmission

4(b)         Form of Fixed Rate Medium-Term Note . . . . . . .   Electronic
                                                                 Transmission

4(c)         Form of Floating Rate Medium-Term Note  . . . . .   Electronic
                                                                 Transmission

4(d)         Form of Calculation Agent Agreement between the     Electronic
             Corporation and Norwest Bank Minnesota, N.A.  . .   Transmission